SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 24, 2008

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

                    West Virginia                                                                       No. 0-16587                                               55-0672148
                     (State or other jurisdiction of                                                 (Commission File Number                                                 (I.R.S. Employer
                                     incorporation or organization)                                                                                                                                             Identification No.)

                                                        300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 - Results of Operations and Financial Condition

On April 24, 2008, Summit Financial Group, Inc. (“Summit”) issued a News Release announcing its earnings for the first quarter 2008.  This News Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

 Section 8 – Other Events
Item 8.01 - Other Events

On April 24, 2008, Summit Financial Group, Inc.’s (“Summit”) Board of Directors declared the first half 2008 dividend.  As a result, Summit issued on April 25, 2008 a News Release announcing the dividend.  This News Release is furnished as Exhibit 99.2 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)           The following exhibits are being filed herewith:

99.1	News Release issued on April 24, 2008.

99.2	News Release issued on April 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         SUMMIT FINANCIAL GROUP, INC.

Date:   April 25, 2008                                                                                     By:           /s/ Julie R. Cook
                                                  Julie R. Cook
          Vice President &
          Chief Accounting Officer